UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 21, 2013
Coeur d'Alene Mines Corporation
(Exact name of registrant as specified in its charter)

IDAHO
(State or other jurisdiction of incorporation or organization)
1-8641 (Commission File Number)
82-0109423 (IRS Employer Identification No.)
505 Front Ave., P.O. Box “I” Coeur d'Alene, Idaho, 83816
(Address of Principal Executive Offices)
(208) 667-3511
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):
[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On February 21, 2013, Coeur d'Alene Mines Corporation (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2012. A copy of the Company's press release is attached as Exhibit 99.1 to this report.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits:

Exhibit Number	Description of Exhibit
99.1	Press Release issued by the Company on February 21, 2013.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2013	Coeur d'Alene Mines Corporation By: /s/ Frank L. Hanagarne, Jr. Name:Frank L. Hanagarne, Jr. Title: Senior Vice President, Chief Operating Officer and Chief Financial Officer